SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 20, 2000
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


        Connecticut                                          06-1514263
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(State or other  jurisdiction                             (IRS Employer
of  incorporation)                                      Identification No.)


5 Bissell Street, Lakeville, Connecticut                            06039-1868
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(Address of principal executive offices)                            (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.     Other Matters.
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            The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $0.13 per share quarterly cash dividend and a $0.25 per share special cash dividend at their November 20, 2000 Board meeting.

            The quarterly cash dividend will be paid on January 30, 2001 to shareholders of record as of December 29, 2000.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            c.    Exhibits.

            99.   Press release dated November 20, 2000

            Exhibit Index                                               Page
            -------------                                               ----

            99. Press release dated November 20, 2000                     3

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:   November 21, 2000                  SALISBURY BANCORP, INC.


                                            By: /s/ John F. Perotti
                                            ------------------------------------
                                            John F. Perotti, President and
                                            Chief Executive Officer


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